Supplement dated July 9, 2018
to the following Statement of Additional Information (SAI), as supplemented:
SAI	SAI Dated
Columbia Funds Variable Series Trust II	5/1/2018
Effective immediately, the information in the "Management Agreement Fee Schedule" table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Management Agreement Fee Rates" of the SAI with respect to VP – Columbia Wanger International Equities Fund and VP – Oppenheimer International Growth Fund is hereby superseded and replaced with the following:
Fund	Assets (millions)	Annual rate at each asset level
VP – Columbia Wanger International Equities Fund(g)	$0-$500	0.970%
	>$500-$1,000	0.920%
	>$1,000-$3,000	0.820%
	>$3,000-$12,000	0.780%
	>$12,000	0.770%
VP – Oppenheimer International Growth Fund(g)	$0-$500	0.920%
	>$500-$1,000	0.870%
	>$1,000-$1,500	0.820%
	>$1,500-$3,000	0.770%
	>$3,000-$12,000	0.760%
	>$12,000	0.750%
(g)	Effective July 1, 2018, the management fee schedule changed resulting in a fee rate decrease for certain asset levels.
The rest of the section remains the same.
Effective immediately, the information in the "Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules" table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" of the SAI with respect to VP – Partners Small Cap Value Fund as it relates to SBH and Denver Investments as subadvisers to the Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
VP – Partners Small Cap Value Fund	Jacobs Levy (effective May 1, 2017)	M	0.450% on the first $200 million, declining to 0.400% as assets increase
	Nuveen Asset Management (effective May 1, 2017)	N	0.450% on all asset levels
	SBH (effective August 20, 2014)	R	0.550% on the first $50 million, declining to 0.450% as assets increase(a)
(a) Effective April 30, 2018, the subadvisory fee schedule changed resulting in a fee rate increase for certain asset levels.
R – SBH, located at 540 West Madison Street, Suite 1900, Chicago, Illinois 60661-2551, is majority owned by Thomas Bravo LLC, a private equity firm, with approximately 55% ownership. The remaining approximately 45% is employee-owned. Effective April 30, 2018, SBH acquired all of the assets of Denver Investment Advisors LLC (Denver Investments), which had served as a subadviser to VP – Partners Small Cap Value Fund from July 2007 until April 30, 2018.
The rest of the section, including the information pertaining to the Subadvisory Agreements with Jacobs Levy and Nuveen Asset Management, remains the same.
S-6466-315_A_(7/18)

Effective immediately, the information in the table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers" of the SAI with respect to VP – Partners Small Cap Value Fund is hereby superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
Information is as of December 31, 2017, unless otherwise noted
VP – Partners Small Cap Value Fund	Jacobs Levy: Bruce Jacobs	10 RICs 13 PIVs 80 other accounts	$1.60 billion $1.80 billion $4.30 billion	5 other accounts ($987.00 M)	Jacobs Levy	Jacobs Levy
	Kenneth Levy	10 RICs 13 PIVs 80 other accounts	$1.60 billion $1.80 billion $4.30 billion	5 other accounts ($987.00 M)
	Nuveen Asset Management: Karen Bowie	1 RIC	$202.40 million	None	Nuveen Asset Management	Nuveen Asset Management
	SBH: Mark Dickherber	1 RIC 1 PIV 58 other accounts	$85.00 million $32.80 million $899.80 million	None	SBH	SBH
	Shaun Nicholson	11 other accounts	$39.60 million	None
	Derek Anguilm	6 RICs 28 other accounts	$372.69 million $569.98 million	2 other accounts ($382.50 M)
	Mark Adelmann	6 RICs 28 other accounts	$372.69 million $569.98 million	2 other accounts ($382.50 M)
	Lisa Ramirez	6 RICs 28 other accounts	$372.69 million $569.98 million	2 other accounts ($382.50 M)
	Alex Ruehle	6 RICs 28 other accounts	$372.69 million $569.98 million	2 other accounts ($382.50 M)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
The rest of the section remains the same.
Effective immediately, the subsection "Investment Management and Other Services – Potential Conflicts of Interest" of the SAI is modified as follows: the information pertaining to Denver Investments is hereby removed and the information under the heading "SBH" is hereby superseded and replaced with the paragraph below.
SBH: SBH has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SBH believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.
The rest of the section remains the same.
S-6466-315_A_(7/18)

Effective immediately, the subsection "Investment Management and Other Services – Structure of Compensation" of the SAI is modified as follows: the information pertaining to Denver Investments is hereby removed and the information under the heading "SBH" is hereby superseded and replaced with the paragraph below.
SBH: SBH’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation, as well as possible equity ownership in the firm.
Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on a combination of revenues derived from SBH’s strategies and individual performance. Individual incentive allocation is merit-based as determined by the portfolio manager, with final approval from the Chief Executive Officer.
SBH believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance. Portfolio managers may also participate in SBH’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.
The rest of the section remains the same.
Effective immediately, the following disclosure is added to "Expense Limitations" in the "Investment Management and Other Services" section of the SAI:
Expense Reimbursement Arrangements
As disclosed in the prospectus for VP – Mid Cap Growth Fund, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described in the prospectus) through April 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board, so that the net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed specified annual rates (expense cap rates).
Effective July 1, 2018, the expense cap rates for VP – Mid Cap Growth Fund have changed to the following:
	Class 1	Class 2	Class 3
Columbia VP - Mid Cap Growth Fund	0.73%	0.98%	0.855%
Also effective July 1, 2018, the voluntary fee waiver/expense reimbursement arrangements for VP – Balanced Fund, VP – MV Moderate Growth Fund, VP – Moderate Portfolio, VP – Select Smaller-Cap Value Fund, VP – TCW Core Plus Bond Fund, VP – U.S. Equities Fund and VP – Victory Sycamore Established Value Fund as described in the “More Information About the Fund(s) – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses have become contractual obligations. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2019, unless sooner terminated at the sole discretion of the Funds’ Board, so that the Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates as described in the “More Information About the Fund(s) – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses.
For VP – Balanced Fund, VP – Moderate Portfolio, VP – Select Smaller-Cap Value Fund, VP – TCW Core Plus Bond Fund, VP – U.S. Equities Fund and VP – Victory Sycamore Established Value Fund:
Under the agreement, the following fees and expenses are excluded from the Funds’ operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Funds’ Board. This agreement may be modified or amended only with approval from all parties.
For VP – MV Moderate Growth Fund:
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
S-6466-315_A_(7/18)

The rest of the section remains the same.
Effective immediately, the fifth paragraph under the subsection "Brokerage Allocation and Related Practices – General Brokerage Policy, Brokerage Transactions and Broker Selection" of the SAI is hereby superseded and replaced with the following:
Investment managers subject to MiFID II, which may include certain investment subadvisers to the Funds, may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). MiFID II is expected to limit the use of soft dollars by investment subadvisers located in the EU and in certain circumstances may result in the Investment Manager or investment subadvisers reducing the use of soft dollars with respect to certain groups of clients, which may or may not include the Funds.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-315_A_(7/18)
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